UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 14, 2020

PFIZER INC.

(Exact name of registrant as specified in its charter)

Delaware	1-3619	13-5315170
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

235 East 42nd Street New York, New York	10017
(Address of Principal Executive Offices)	(Zip Code)

(212) 733-2323

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.05 par value	PFE	New York Stock Exchange
0.250% Notes due 2022	PFE22	New York Stock Exchange
1.000% Notes due 2027	PFE27	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On December 14, 2020, Pfizer Inc. (“Pfizer”) filed a Certificate of Elimination to its Restated Certificate of Incorporation, as amended (the “Certificate of Incorporation”), with the Secretary of State of the State of Delaware eliminating from the Certificate of Incorporation all matters set forth in the Certificates of Designations with respect to Pfizer’s Series A Convertible Perpetual Preferred Stock (the “Series A Preferred Stock”) and Series B Junior Participating Redeemable Preferred Stock (the “Series B Preferred Stock”). There were no outstanding shares of the Series A Preferred Stock or Series B Preferred Stock as of December 14, 2020. In addition, on December 14, 2020, Pfizer filed a Restated Certificate of Incorporation with the Secretary of State of the State of Delaware reflecting the elimination of the Series A Preferred Stock and Series B Preferred Stock and integrating into a single instrument previous amendments set forth in a Certificate of Amendment, which was filed with the Secretary of State of the State of Delaware on May 1, 2016.

Copies of the Certificate of Elimination and Restated Certificate of Incorporation are attached hereto as Exhibits 3.1 and 3.2, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

3.1	Certificate of Elimination relating to the Series A Preferred Stock and Series B Preferred Stock, dated as of December 14, 2020.

3.2	Restated Certificate of Incorporation, dated as of December 14, 2020.

104	Cover Page Interactive Data File—The cover page XBRL tags are embedded within the Inline XBRL Document.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PFIZER INC.

By:	/s/ Margaret M. Madden
Margaret M. Madden Senior Vice President and Corporate Secretary Chief Governance Counsel

Date: December 14, 2020